SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549





                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 21, 1994



                               FORD MOTOR COMPANY
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


       1-3950                                           38-0549190
(Commission File Number)                   (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                    48121
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.


      A news release dated April 21, 1994 announcing the realignment of Ford Motor Company's automotive business is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                   EXHIBITS

Designation             Description                  Method of Filing
- -----------             -----------                  ----------------

Exhibit 20              News release dated           Filed with this Report.
                        April 21, 1994.


                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                  FORD MOTOR COMPANY
                                    (Registrant)


Date:  April 22, 1994             By:/s/T. J. Dezure
                                        T. J. DeZure
                                    Assistant Secretary

                                 EXHIBIT INDEX


DESIGNATION                     DESCRIPTION                PAGE
- -----------                     -----------                ----

Exhibit 20                      News release dated
                                April 21, 1994.







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